M FUND, INC.

SUMMARY PROSPECTUS

May 1, 2018

(as amended and restated effective December 12, 2018)

M International Equity Fund (MBEQX)

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.mfin.com. You can also get this information at no cost by calling the Fund at 888-736-2878 or by sending an e-mail request to the SEC at publicinfo@sec.gov. The Fund's prospectus and statement of additional information, both dated May 1, 2018, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

M INTERNATIONAL EQUITY FUND

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities or variable life insurance plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits. If these fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investments)

Management Fees*	0.38%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.24%
Acquired Fund Fees and Expenses	0.12%
Total Annual Fund Operating Expenses	0.74%

*	Management fees in the fee table above have been restated to reflect current fees.
[1]	For the period from May 1, 2018 to April 30, 2019, M Financial Investment Advisers, Inc. (the “Adviser”) has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets. The Adviser may elect to recapture any amounts waived or reimbursed earlier in the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses to exceed 0.25%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same and the expense limitation remains in place for the time period indicated. These expense examples do not reflect the fees and charges imposed by the applicable insurance company. If these fees and charges were included, the costs shown below would be higher. Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$76	$237	$411	$918

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through exposure to a broad and diverse group of securities of non-U.S. companies in countries with developed and emerging markets with a greater emphasis on small capitalization, value and high profitability companies as compared to their representation in the Non-U.S. Universe. For purposes of the Fund, Dimensional Fund Advisors LP (the “Sub-Adviser” or “DFA”) defines the Non-U.S. Universe as a market capitalization weighted portfolio of non-U.S. companies in developed and emerging markets that have been authorized for investment as approved markets by the Sub-Adviser’s Investment Committee. The Fund may pursue its investment objective by investing its assets directly and/or indirectly by investing its assets in the Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc. (the “Underlying Fund”). As of the date of this prospectus, it is anticipated that a portion of the Fund’s assets will be invested indirectly through the Underlying Fund.

The Fund’s increased exposure to small capitalization, value, and high profitability companies may be achieved by decreasing the allocation of the Fund’s assets to the largest growth or low profitability companies relative to their weight in the Non-U.S. Universe, which would result in a greater weight allocation to small capitalization, value, and/or high profitability companies. The Sub-Adviser considers an equity issuer to be a growth company primarily because it has a high price in relation to its book value. Securities are considered value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing growth and value, the Sub-Adviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria the Sub-Adviser uses for assessing growth, value, or profitability are subject to change from time to time. The Sub-Adviser determines company size on a country or region-specific basis and based primarily on market capitalization. The Sub-Adviser may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, and other factors that the Sub-Adviser determines to be appropriate, given market conditions.

The Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days’ notice.

The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

The Fund may lend its portfolio securities to generate additional income.

Upon commencement of sub-advisory services, the Sub-Adviser will begin transitioning the Fund’s portfolio. Until this transition is complete, the Fund’s portfolio may not fully comply with the investment strategies and policies discussed above.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's share price will fluctuate, which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

Fund of Funds Risk: The investment performance of the Fund is affected by the investment performance of the Underlying Fund in which the Fund invests. The ability of the Fund to achieve its investment objective depends on the ability of the Underlying Fund to meet its investment objective and on the Sub-Adviser’s decisions regarding the allocation of the Fund’s assets to the Underlying Fund. The Fund may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of the Fund or the Underlying Fund will be achieved. When the Fund invests in the Underlying Fund, investors are exposed to a proportionate share of the expenses of the Underlying Fund in addition to the expenses of the Fund. Through its investments in the Underlying Fund, the Fund is subject to the risks of the Underlying Fund’s investments. Certain of the risks of the Fund’s and the Underlying Fund’s investments are described below.

Market Risk: A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

Value Investment Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Foreign Securities and Currency Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Fund does not hedge foreign currency risk.

Emerging Markets Risk: Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Derivatives Risk: Derivatives are instruments, such as futures and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Cyber Security Risk: The Fund’s and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for each of the last ten calendar years and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance (i.e. MSCI AC World ex US Index). The performance prior to June 17, 2011 and December 12, 2018 reflects the performance results obtained under two different successive sub-advisers that used different investment strategies. Had the current sub-adviser and investment strategies been in place during the periods shown, the performance results may have been different. The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Highest quarterly return:	25.29% (for the quarter ended 06/30/2009)
Lowest quarterly return:	(22.89)% (for the quarter ended 09/30/2011)

The table below shows the Fund's average annual total returns for the periods indicated and how those returns compare to those of the MSCI AC World ex U.S. Index. You cannot invest directly in an index. The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns (for the periods ended December 31, 2017)

	One Year	Five Years	Ten Years
M International Equity Fund	24.05%	5.19%	0.57%
MSCI AC World ex US Index	27.19%	6.80%	1.84%

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and DFA is the sub-adviser for the Fund.

The Fund is managed by a team of investment professionals from DFA. The following persons are responsible for coordinating the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Since	Title
Joseph H. Chi	December 2018	Senior Portfolio Manager and Vice President of DFA
Jed S. Fogdall	December 2018	Senior Portfolio Manager and Vice President of DFA
Mary T. Phillips	December 2018	Senior Portfolio Manager and Vice President of DFA
Bhanu P. Singh	December 2018	Senior Portfolio Manager and Vice President of DFA
Will Collins-Dean	December 2018	Portfolio Manager and Vice President of DFA

PURCHASING FUND SHARES

The Fund generally is available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies. Those insurance companies may offer other portfolios in addition to offering the Fund. You cannot buy shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract. You should read this prospectus and the prospectus of the variable annuity or variable life insurance contract carefully before you choose your investment options.

The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies. The insurance companies buy Fund shares for their separate accounts based on the instructions that they receive from the contract owners.

SELLING FUND SHARES

To meet various obligations under the variable annuity or variable life insurance contracts, the insurance company separate accounts may sell Fund shares to generate cash. For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Fund may suspend sales of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

TAX INFORMATION

The Fund intends to distribute to its shareholders substantially all of its income and capital gains, if any, on an annual basis. Because you do not own shares of the Fund directly, your tax situation is not likely to be affected by the Fund's distributions. The separate accounts in which you own a variable annuity or variable life insurance contract, as the owner of the Fund's shares, may be affected. Please refer to the prospectus for the variable annuity or variable life insurance contract for tax information regarding those products.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies currently do not, but may, make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. Such payments, if any, may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.